Corporate Presentation March 2018

SAFE HARBOR STATEMENT Forward-Looking Information This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements, and may contain the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein, including but not limited to, risks related to the Company’s liquidity and financial position, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the implementation of any businesses we acquire, our indebtedness, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in our most recent Quarterly Report on Form 10-Q, our Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, Turtle Beach Corporation (the “Company”) undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. All of the forward-looking statements in this presentation are qualified by such cautionary statements, and subject to the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA and non-GAAP earnings per share (“EPS”), that are not calculated under the standards or rules of U.S. GAAP, which are referred to as "non-GAAP financial measures." These non-GAAP financial measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that these non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations. The Adjusted EBITDA outlook for the first quarter and full year 2018 has not been reconciled with the Company’s net loss outlook for the same periods because of the variability, complexity and lack of visibility with respect to certain reconciling items between adjusted EBITDA and net loss, including other income (expense), provision for income taxes and stock-based compensation. These items cannot be reasonably and accurately predicted without the investment of undue time, cost and other resources and, accordingly, a reconciliation of the Company’s adjusted EBITDA outlook to its net loss outlook for such periods is not available without unreasonable effort. These reconciling items could be material to the Company’s actual results for such periods. © 2018 Turtle Beach Corporation. All Rights Reserved. 2

WHO WE ARE • Key player in $100 billion gaming market • Critical accessory provider to esports fans and players • Dominant market leader in gaming headsets • Strong brand with high consumer loyalty • Global distribution & partnerships • Full line of differentiated products • Extensive & valuable patent portfolio • Strengthening balance sheet •Well positioned for a strong 2018 • Opportunities to drive double-digit long-term growth • Experienced board & management team 3

KEY PLAYER IN $100B GLOBAL GAMING MARKET 4 PC Gaming: $33B 5.9% YOY Growth(1) Mobile Gaming: $38B 10.8% YOY Growth(1) Console Gaming: $35B 17.2% YOY Growth (1) $106B Global Gaming Opportunity(1) Esports: $0.7B 41.3% YOY Growth(2) Virtual Reality: $6.4B 73% YOY Growth(3) $7B Opportunity(2)(3) (1) DFC Intelligence Video Game Worldwide Market Forecast (March 2017) (2) 2017 Newzoo - 2017 Global esports Market Report (3) Statista Virtual Reality Worldwide Market Size

AUDIO HEADSETS ARE A CRITICAL ACCESSORY FOR GAMERS 5 Gaming Headsets Provide… • Good microphone for multi-player gaming • More immersive audio for a better gaming experience • Competitive advantage in picking up key audio cues • Privacy of game and chat audio Headsets, $1,088 [CATEGO RY NAME], [VALUE] Keyboard s, $459 Other, $106 Global Gaming Accessory Market $2,180B(1) (1) NewZoo Report Americas and Europe are over 75% of the market …And Are Largest Segment In $2+B Accessory Market With over 700M Gamers and 175M esports fans in the Americas and Europe(1)

WE ARE THE DOMINANT LEADER IN GAMING HEADSETS 6 #1 gaming headset provider for Xbox & PlayStation Longstanding position with higher share than next 3 players combined Source: The NPD Group, Inc., Video Games Console Headset Update 1.11.18 5 of the top 10 sellers overall (1st & 3rd party) are Turtle Beach 4 of the top 5 selling 3rd party headsets are Turtle Beach

STRONG BRAND WITH HIGH CONSUMER LOYALTY 7 (1) Source: Bowen Research (June 2015); (2) Source: Survey Sampling International Research (April 2017), showing main Console Gaming Headset competitors; (3) Source: Simply Measured Service, June 2017. Consumers’ Favorite Gaming Headset Brand¹ Facebook “Likes”³ Unaided Brand Awareness² #1 rated headset based on audio quality¹ #1 rated headset based on comfort¹ +52 Net Promoter Score² 36% 30% 12% 8% 5% 4% 3% 3% Comp #1 Comp #2 Comp #3 Comp #4 Comp #5 Comp #6 Comp #7 23% 21% 6% 5% 2% Comp #1 Comp #2 Comp #3 Comp #4 654,090 251,349 201,407 200,719 129,948 61,981 Comp #1 Comp #2 Comp #3 Comp #4 Comp #1 Comp #2 Comp #3 Comp #4 Comp #5

Strong Retail Presence Great partnerships 10,000+ Interactive Displays Sample retailers GLOBAL DISTRIBUTION & PARTNERSHIPS 8 Product sales in 42 countries with over 260,000 points of distribution Partnerships with industry-leading brands Market leader in deploying interactive gaming headset displays

STRONG PRESENCE IN ESPORTS 9 Optic Gaming #1 Console esports organization in the world, top ranked teams across Halo, Gears of War and Call of Duty Astralis One of world’s best CS:GO teams, Major Champions; one of Europe’s top Call of Duty teams Key Partnerships Splyce Europe’s top Call of Duty team 69% of esports fans play on Xbox One or PS4(1) (1) Nielsen Esports Playbook (2017)

FULL LINE OF PRODUCTS…WITH COMPELLING NEW LAUNCHES

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

	ASP	Sample Products	TB Key Features
Esports	Varies	ELITE PRO; ELITE PRO PC Edition; ELITE PRO — Launched July & Oct. 2017	• Tournament-grade game & chat audio • Unmatched comfort with glasses friendly design & cooling gel-infused ear cushions • Powerful amplified audio w/ DTS Headphone:X® 7.1 surround sound and Superhuman Hearing™ (PC Edition)
Core Gamer *16+ hours per week*	> $200	ELITE 800X; ELITE 800	• Wireless game & chat • Active noise-cancellation & Bluetooth® • DTS Headphone:X® 7.1 surround sound • Superhuman Hearing • Magnetic base station
Enthusiast Gamer *7-15 hours per week*	$100 - $200	STEALTH 520; STEALTH 420X+; STEALTH 700; STEALTH 700; STEALTH 600; STEALTH 600 — Launched Sept. 2017	• Immersive surround sound • Xbox Wireless (connects directly to Xbox One) • Active noise-cancellation & Bluetooth (700 only) • Glasses friendly design • Superhuman Hearing
Casual Gamer *4-6 hours per week*	$50 - $100	XO FOUR STEALTH; PX24; XO ONE; XO THREE; RECON 150; RECON CAMO — Launched July & Oct. 2017	• Large, powerful 50mm speakers • High-sensitivity mic • Durable, fan-favorite headset ID • Superhuman Hearing (PX24)
Entry-Level Gamer *< 4 hours per week*	< $50	RECON 50X; RECON 60P; RECON 50P; RECON CHAT; RECON CHAT — Launched Apr. 2017	• High-quality 40mm speakers • High-sensitivity mic • Lightweight comfort • Innovative open earcup • Glasses friendly design



10

...AND DIFFERENTIATED TECHNOLOGY

TURTLE BEACH
HEAR EVERYTHING. **DEFEAT** EVERYONE.

Bolded & Italicized Text = Turtle Beach Headset First Mover Advantage

Superhuman Hearing
Hear every single thing around you, from enemy footsteps to distant vehicles to weapon reloads.

ProSpecs™ Glasses Relief System
Ear pads with pressure-release technology that provides relief for gamers who wear glasses.
(Not on pictured headset.)

Active Noise Cancellation
Silence unwanted background sound for an immersive listening experience.

Boomless Mic
Hidden, high-quality noise-cancelling microphones.

Bluetooth
Bluetooth integration allows you to take phone calls with your headset while playing.

Bass Boost
Bass boost enhances deep rumbling sounds in games.



DTS Headphone:X 7.1 Surround
Superior surround sound that adds a height dimension, recreating the sound in your environment.

Mic Monitoring
Allows gamers to hear their voice within the headset so they know how loud they are speaking.

Dynamic Chat Boost™
Chat volume increases as game volume increases.

100% Wireless
Interference-free game audio & chat.
First Xbox direct-correct wireless

Audio Presets
Customize your settings to create the perfect, personalized experience.

Rechargeable Batteries
Built-in rechargeable batteries provide for hours of continuous game play.

Magnetic Charging Stand
Easily charge & store your headset when not in use without fussing with wires.

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OVERVIEW OF UNIQUE HYPERSOUND TECHNOLOGY 12 New Sound Delivery Mechanism  Thin panels generate ultrasound beam  Audio is injected into the ultrasound beam  Sound is created in the air along the beam  Fundamentally new and different approach to audio  Fully functional from glass emitters enabling glass “speakers” Multiple, Innovative Benefits  Highly controlled direction of sound  Full 3D surround sound with 2 emitters (vs. 5 or 7 speakers)  Significantly higher level of audio clarity to the listener Monetization via Licensing or Sale  55 issued and 22 pending patents  Small team engaged with prospective licensees  Also exploring Strategic Alternatives

HYPERSOUND APPLICATIONS

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

Market	Application
Healthcare	Improves sound clarity and listening benefits for people with hearing loss. Early indications of benefits for sufferers of Tinnitus
Commercial Audio	Enables retailers and retail display manufacturers to add focused zone of audio to retail displays / kiosks
Enterprise Audio	Enables private zone of audio in office/enterprise environments
Consumer Audio	Utilize the 3D nature of HyperSound to create individual surround sound experience with two emitters
HyperSound Glass	Directional audio with all benefits and applications above but from glass panel. Creates glass speaker which can be stand-alone or integrated into video displays






CALL·DUTY
CALL·DUTY
CALL·DUTY
CALL·DUTY


HYPERSOUND



Demos available at:
HyperSound Glass Demo
HyperSound Glass Integrated into Desktop Monitors

13

EXTENSIVE & VALUABLE PATENT PORTFOLIO 14 26 28 35 49 78 95 20 68 86 109 65 60 0 20 40 60 80 100 120 140 160 180 Jan 2013 Jan 2014 Jan 2015 Jan 2016 Jan 2017 Feb 2018 Issued Pending 121 96 46 158 143 155 •Headset innovations: • Audio processing • Gaming specific features •HyperSound innovations: • Emitter construction • Ultrasound & emitter electronics • Digital signal processing techniques

REVENUE PROFILE 15 $163 $174 $149 $157 2015 2016 2017 2018E³ Company Revenues (1) Millions Channel Inventory Adjustments $211 $217 $215 $228 2015 2016 2017 TTM Jan 2018 Company Product Retail Sell-Through in Core Markets (2) Millions 1) Company net revenues=wholesale revenues. 2) NPD and GFK reported retail revenue value of Turtle Beach headset sell-through for North America and UK representing vast majority of company global sales. January 2018 numbers are unaudited. 3) Guidance effective on March 6, 2018.

EBITDA PROFILE 16 -$11.4 $4.0 $11.6 $12.0 2015 2016 2017 2018E² Adjusted EBITDA (1) Millions 2016: Returned headset business to profitability. Converted HyperSound to licensing model. Entered esports, VR, streaming mic categories. 2017: Focused on core headset business and continued profitability improvements. Laid groundwork for 2018+ growth initiatives. 2018: Continue to deliver good profitability in headset business. Lower cost of debt. Make select investments to drive future growth. 1) See appendix for a reconciliation of non-GAAP measures. 2) Guidance effective on March 6, 2018.

STRONG FREE CASH FLOW GROWTH 17 -$19.8 -$1.3 $5.2 $6.0 -$25.0 -$20.0 -$15.0 -$10.0 -$5.0 $0.0 $5.0 $10.0 2015 2016 2017 2018E² Strong free cash flow generation… • Positioned the company to amend and improve debt agreements Mar 2018 • Allows important growth investments throughout 2018 Free Cash Flow (1) Millions 1) Free cash flow defined as consolidated adjusted EBITDA less capital expenditures, less cash interest. 2) Guidance effective on March 6, 2018.

GROWTH OPPORTUNITIES – PC GAMING

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

PC Gaming

International | Virtual Reality (VR)

- PC gaming headsets market ~$730M market globally[1]
- PC gaming more popular than console gaming in markets like Germany, China & other parts of Asia[1]
- Leveraging expanded portfolio as growth platform in Germany & China
- Esports partnerships expected to help build upon our leading gaming audio position

Recent Esports/PC Gaming Partnerships


TURTLE BEACH
"The choice of champions"
Official Audio Partner of Astralis
ELITE PRO
PC EDITION

Astralis *- one of world's best CS:GO teams & major champions*


TURTLE BEACH
SPLYCE

Splyce *– Europe's top Call of Duty team*


ECLIPSE

Eclipse *– Top 5 ranked CS:GO team in China*


FULL AUDIO MOMENTUM

Dr. Disrespect *– fastest growing streamer on Twitch*

1) ©Newzoo 2018.

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GROWTH OPPORTUNITIES – CHINA 19 Virtual Reality (VR) International PC Gaming China Opportunity • 573M Chinese gamers1 • 114M esports audience in China of which 53.8M are esports Enthusiasts1 • Turtle Beach has establish presence and making modest investments in 2018 with further activities planned for 2019 Latin America Opportunity • 205M estimated gamers1 • Turtle Beach in 15 countries & 113 retailers in Latin America $32.5B $42.0B 2017 2020E Chinese Games Market Forecast¹ 1.©Newzoo 2018.

GROWTH OPPORTUNITIES – VR

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

PC Gaming | International | **Virtual Reality (VR)**

- According to SuperData Research, VR hardware market expected to reach $17.8B by 2020 from $1.5B in 2016 (85% CAGR)[1]
- Consoles likely to be key driver of non-mobile VR as evidenced by Sony PSVR having 69% revenue share of major non-mobile VR headsets since Oct '16 launch[2]
- STEALTH 350VR, our first gaming headset designed for VR devices, launched in Oct 2016 is now the leader in this category in North America[2]

STEALTH 350VR


STEALTH
350VR

1) https://www.statista.com/statistics/550461/virtual-reality-market-size-worldwide/
2) NPD data from 2016, 2017, through January 2018.

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Balance Sheet Highlights • Revolver typically peaks in Q4 and lowest in Q1 after holiday receipts. 2017 average Revolver balance was $12.4M. • $49.0M federal, $21.0M state net operating losses @ Dec 31, 2016 offset taxable income (not scheduled to expire until 2029) • $60M line of credit and Mar 5, 2018 refinancing anticipated to provide sufficient capital to make various growth investments BALANCE SHEET 21 Capitalization @12-31-16 @12-31-17 Cash & Equivalents $6.2M $5.2M Debt Revolver (asset-based) $35.9M $38.5M Term Loans $14.4M $11.7M Subordinated Notes $19.4M $21.9M Total Debt $69.7M $72.1M Series B - Preferred Stock¹ $17.5M $18.9M Leverage Ratio² 7.4x 2.1x 1) Due in October 2030 and has 8% per annum PIK interest. 2) Defined as total term loans outstanding and average trailing twelve month revolving debt, divided by consolidated trailing twelve month adjusted EBITDA.

AMENDED LENDING AGREEMENTS •Amended lending agreements on Mar 6, 2018 •Improved terms include: –Reduction in the interest rate and greater availability on revolving credit line –Significant reduction in the interest rates on term loans (e.g., Crystal rate reduced by 3.5%) –Reduction in the interest rate on sub debt with Stripes (e.g., majority reduced by 1.4%) –Ability to use funds from the term loan to reduce sub debt, subject to certain conditions –Elimination of EBITDA coverage covenants on the term loans –Extension of the loans to 2023 •Expected interest savings of at least $3.5 million over the next five years 22

Q1 2018 OUTLOOK

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

	Q1-18[1]	YoY Δ	Year-Over-Year Commentary & Assumptions
Revenue	~$29M	102%	• Retailer restocking after holiday under-ordering, strong consumer demand, healthy console gaming market
EPS	~$(0.12)	55%	• Various revenue drivers noted above
Adj. EBITDA	~$(1.5)M	76%	• Various revenue drivers noted above drive strong improvement

1) Guidance effective on March 6, 2018.

23

2018 OUTLOOK 24 2017 2018¹ Year-Over-Year Commentary & Assumptions Total Revenue $149.1M ~$157M Quarterly revenue profile expected to shift revenue mix from Q4 to earlier quarters similar to 2016 Gross Margin 34.2% ~34.2% Upper end of 33-35% targeted range EPS $(0.07) ~$(0.03) Expecting continued improvements in EPS Adj. EBITDA $11.6M ~$12M Includes several million dollars of investments to drive future growth 1) Guidance effective on March 6, 2018.

KEY TAKEAWAYS  #1 console gaming headset brand with dominant share  $106B global gaming market  Critical accessory for gaming and esports  Disruptive, cutting-edge technologies & patents  Significantly improved balance sheet and lower cost of debt  Projecting revenue growth in 2018  Q1 off to a very strong start  Room to grow in PC, esports, VR, and International markets 25

CONTACT US Investor Relations: Media Contact: Cody Slach Maclean Marshall Liolios Turtle Beach Corporation 949.574.3860 858.914.5093 HEAR@Liolios.com Maclean.Marshall@turtlebeach.com 26 COMPANY WEBSITES www.turtlebeachcorp.com www.turtlebeach.com www.hypersound.com

Investor Relations: Media Contact: Cody Slach Maclean Marshall Liolios Turtle Beach Corporation 949.574.3860 858.914.5093 HEAR@Liolios.com Maclean.Marshall@turtlebeach.com

APPENDIX 287

EXPERIENCED BOARD OF DIRECTORS

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.



Ron Doornink
Chairman

- Former Chairman & CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder & principal of Erasmus Equity Investments



Juergen Stark
CEO & Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School



Ken Fox
Director

- Managing partner of Stripes Group, LLC
- Former Managing Director & co-founder of Internet Capital Group (NASDAQ: ICGE)
- Co-founder of A-10 Capital & Sentinel Fund



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) & Pepsico (NYSE: PEP)



Dr. Andrew Wolfe, PhD
Director

- Founder & principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering & Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon



Gregory Ballard
Director

- General partner with Eleven Ventures
- Former senior VP for mobile & social games at Warner Bros.
- Former CEO of Glu Mobile, former board member with DTS

29

EXPERIENCED MANAGEMENT TEAM

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



John Hanson
CFO

- EVP & CFO at Dialogic
- CFO at One Communications Corp



Cris Keirn
SVP, Global Sales

- Led headset transition as VP of business planning & strategy
- 17 years with Motorola in product management, operations, quality & customer relations



Matt Seymour
VP, Product Management

- 20+ years in the Consumer Electronics industry
- Previously with Sony leading television portfolio planning & development, product marketing



Megan Wynne
General Counsel

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm



Joe Stachula
CTO & VP Development

- 20+ years in consumer electronics
- 12 years at Plantronics engineering audio headsets



Andrew Lilien
VP of Marketing

- 20+ years of brand, consumer & retail marketing experience
- Past experience at ESPN, Fleer Trading Cards & National Media Group



Jose Rosado
VP Global Operations

- Former Sr. Director, Global Supply Chain Operations for HP
- 22 years of supply chain management with Motorola, On Semiconductor, HP, Cisco



Scott Rankin
VP Global Logistics

- 20+ years of logistics, transportation & operations experience
- 11+ years at Turtle Beach

30

RECONCILIATION OF GAAP & NON-GAAP EARNINGS 31 Three Months Ended Year Ended December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Net Income (Loss) GAAP Net Income (Loss) $ 14,231 $ 12,201 $ (3,248) $ (87,182) Goodwill and intangible asset impairment — — — 63,236 HyperSound inventory reserve — — — 7,079 Restructuring charges 24 100 533 664 Non-GAAP Earnings $ 14,255 $ 12,301 $ (2,715) $ (16,203) Diluted Earnings Per Share GAAP - Diluted $ 0.29 $ 0.25 $ (0.07) $ (1.79) Goodwill and intangible asset impairment $ — $ — $ — $ 1.30 HyperSound inventory reserve $ — $ — $ — $ 0.15 Restructuring charges $ — $ — $ 0.01 $ 0.01 Non-GAAP - Diluted $ 0.29 $ 0.25 $ (0.06) $ (0.33)

GAAP TO ADJUSTED EBITDA RECONCILIATION – THREE MONTHS ENDED DEC 31, 2017 32 (1) Other includes business transition costs and restructuring charges. Three Months Ended December 31, 2017 As Reported Adj Depreciation Adj Amortization Adj Stock Compensation Other (1) Adj EBITDA Net Revenue $ 79,696 $ — $ — $ — $ — $ 79,696 Cost of Revenue 49,748 (99) — — 120 49,769 Gross Profit 29,948 99 — — (120) 29,927 Operating Expense 13,969 (975) (89) (243) (24) 12,638 Operating income (loss) 15,979 1,074 89 243 (96) 17,289 Interest expense 2,199 Other non-operating (income) expense, net 54 54 Earnings before income tax benefit 13,726 Income tax benefit (505) Net income $ 14,231 Adjusted EBITDA $ 17,235

GAAP TO ADJUSTED EBITDA RECONCILIATION – YEAR ENDED DEC 31, 2017 33 Year Ended December 31, 2017 As Reported Adj Depreciation Adj Amortization Adj Stock Compensation Other (1) Adj EBITDA Net Revenue $ 149,135 $ — $ — $ — $ — $ 149,135 Cost of Revenue 98,132 (578) — 66 79 97,699 Gross Profit 51,003 578 — (66) (79) 51,436 Operating Expense 46,205 (3,496) (348) (1,496) (533) 40,332 Operating income (loss) 4,798 4,074 348 1,430 454 11,104 Interest expense 7,916 Other non-operating (income) expense, net (463) (463) Loss before income tax expense (2,655) Income tax expense 593 Net loss $ (3,248) Adjusted EBITDA $ 11,567 (1) Other includes business transition costs and restructuring charges.

GAAP TO ADJUSTED EBITDA RECONCILIATION – THREE MONTHS ENDED DEC 31, 2016 34 (2) Other includes goodwill and other intangible asset impairment, business transition and restructuring charges. Three Months Ended December 31, 2016 As Reported Adj Depreciation Adj Amortization Adj Stock Compensation Other (2) Adj EBITDA Net Revenue $ 82,204 $ — $ — $ — $ — $ 82,204 Cost of Revenue 51,996 (151) — (159) — 51,686 Gross Profit 30,208 151 — 159 — 30,518 Operating Expense 14,912 (729) (100) (579) (100) 13,405 Operating income (loss) 15,296 880 100 738 100 17,113 Interest expense 2,116 Other non-operating (income) expense, net 1,026 1,026 Earnings before income tax benefit 12,154 Income tax benefit (47) Net income $ 12,201 Adjusted EBITDA $ 16,087

GAAP TO ADJUSTED EBITDA RECONCILIATION – YEAR ENDED DEC 31, 2016 35 Year Ended December 31, 2016 As Reported Adj Depreciation Adj Amortization Adj Stock Compensation Other (2) Adj EBITDA Net Revenue $ 173,978 $ — $ — $ — $ — $ 173,978 Cost of Revenue 131,368 (571) (3,660) (557) (7,079) 119,501 Gross Profit 42,610 571 3,660 557 7,079 54,477 Operating Expense 120,311 (4,496) (468) (3,403) (63,900) 48,045 Operating income (loss) (77,701) 5,067 4,128 3,960 70,979 6,432 Interest expense 7,447 Other non-operating (income) expense, net 2,421 2,421 Loss before income tax benefit (87,569) Income tax benefit (387) Net loss $ (87,182) Adjusted EBITDA $ 4,011 (2) Other includes goodwill and other intangible asset impairment, business transition and restructuring charges.

GAAP TO ADJUSTED EBITDA RECONCILIATION 36 December 31, 2017 December 31, 2016 December 31, 2015 Consolidated Net Income (Loss) (3,248) (87,182) (82,907) Depreciation 4,075 5,066 5,901 Amortization of intangibles 349 4,128 2,015 Interest 7,916 7,447 5,100 Taxes 592 (387) 2,392 Stock Compensation 1,429 3,960 5,897 Restructuring Expense 533 664 399 Goodwill Impairment - 63,236 49,822 Business Transaction Expense (79) 7,079 - Adj EBITDA 11,567 4,011 (11,381)